Ex-5g
                                                                     JACKSON(SM)
                                                 NATIONAL LIFE INSURANCE COMPANY
                                                                     OF NEW YORK
PERSPECTIVE L SERIES(SM) (04/09)
FIXED AND VARIABLE ANNUITY                       Home Office: Purchase, NY 10577
APPLICATION (VA210NY)                                            www.jackson.com

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CUSTOMER CARE:  800/599-5651
BANK OR FINANCIAL INSTITUTION CUSTOMER CARE: 888/464-7779
HOURS:  8:00 a.m. to 8:00 p.m. ET
FAX:  800/576-8383
E-MAIL:  contactus@jackson.com

FIRST CLASS MAIL:  P.O. Box 30313
                   Lansing, MI 48909-7813

OVERNIGHT MAIL:    1 Corporate Way
                   Lansing, MI 48951

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Broker/Dealer/External Account No. (if applicable)     Trade No. (if applicable)

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
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

USE DARK INK ONLY - ALL PAGES MUST BE COMPLETED FOR "GOOD ORDER"
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REGISTRATION INFORMATION - Please print
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OWNER'S NAME (FIRST)     (MIDDLE)     (LAST)                Date of Birth (mm/dd/yyyy)              __ SSN  __ TIN (include dashes)

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OWNER'S NAME (IF OWNED BY A NON-NATURAL ENTITY)

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Physical Address (Required)                                 CITY                        STATE                           ZIP

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Mailing Address (if different from Physical Address)        CITY                        STATE                           ZIP

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Sex         U.S. Citizen       Phone No. (include area code)     E-Mail Address        Broker/Dealer Account Number
__ M __F    __ Yes __ No
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JOINT OWNER'S NAME (Proceeds will be distributed in accordance with the Contract on the first death of either Owner.
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(FIRST)                         (MIDDLE)                        (LAST)                              __ SSN  __ TIN (include dashes)

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Physical Address (Required)             CITY                    STATE           ZIP           Relationship to Owner (Check One)
                                                                                              ___ Spouse
                                                                                              ___ Other _________________
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Date of Birth (mm/dd/yyyy)      Sex         U.S. Citizen      Phone No. (include area code)               E-Mail Address
                                __ M __F    __ Yes __ No
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ANNUITANT'S NAME (if other than Owner) (FIRST)        (MIDDLE)     (LAST)                         __ SSN  __ TIN (include dashes)

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Physical Address (number and street)    CITY                    STATE           ZIP           Relationship to Owner (Check One)
                                                                                              ___ Spouse
                                                                                              ___ Other _________________
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Date of Birth (mm/dd/yyyy)      Sex         U.S. Citizen      Phone No. (include area code)               E-Mail Address
                                __ M __F    __ Yes __ No
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JOINT ANNUITANT'S NAME (if other than Joint Owner) (FIRST)        (MIDDLE)     (LAST)             __ SSN  __ TIN (include dashes)

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Physical Address (number and street)    CITY                    STATE           ZIP           Relationship to Owner (Check One)
                                                                                              ___ Spouse
                                                                                              ___ Other _________________
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Date of Birth (mm/dd/yyyy)      Sex         U.S. Citizen      Phone No. (include area code)
                                __ M __F    __ Yes __ No
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                                                                                                                        Page 1 of 6
NVDA 210 04/09                                                                                                          NV4673 04/09


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BENEFICIARY DESIGNATION - Please print
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Percentages must equal 100% for each beneficiary type.  For additional beneficiaries, please attach a separate sheet, signed and dated by the Owner(s), which includes names, percentages, and other required information.
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                Name                                    __ SSN  __ TIN (include dashes)                        Percentage (%)
Primary
                --------------------------------------------------------------------------------------------------------------------
                Relationship to Owner           Date of Birth (mm/dd/yyyy)     Address (number and street)     City, State, ZIP
                ___ Spouse
                ___ Other _________________
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                Name                                    __ SSN  __ TIN (include dashes)                         Percentage (%)
 __ Primary
 __ Contingent  --------------------------------------------------------------------------------------------------------------------
                Relationship to Owner           Address (number and street)             City, State, ZIP

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                Name                                    __ SSN  __ TIN (include dashes)                         Percentage (%)
 __ Primary
 __ Contingent  --------------------------------------------------------------------------------------------------------------------
                Relationship to Owner           Address (number and street)             City, State, ZIP

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                Name                                    __ SSN  __ TIN (include dashes)                         Percentage (%)
 __ Primary
 __ Contingent  --------------------------------------------------------------------------------------------------------------------
                Relationship to Owner           Address (number and street)             City, State, ZIP

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ANNUITY TYPE
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__ IRA-Traditional*                       __ IRA - SEP                          __ Non-Tax Qualified
__ IRA - Roth*                            __ IRA - Stretch                      __ 401(k) Qualified Savings Plan
*Tax Contribution Years and Amounts:      __ Corporate Pension Plan             __ HR-10 (Keogh) Plan
Year:______   $______                                                           __ 403(b) TSA (Direct Transfer Only)
Year:______   $______                                                           __ Other -________


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TRANSFER INFORMATION
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                               Transfer request submitted directly to another institution?  __ Yes    __ No
Non-Qualified Plans Only       If yes, complete the following:
__ IRC 1035 Exchange           Anticipated Amount:                              $________________
__ Non-1035 Exchange           Anticipated Date of Receipt (mm/dd/yyyy):         ________________
Qualified Plans Only           Institution releasing funds: _____________________________________
__ Direct Transfer             Account Number: __________________________________________________
__ Direct Rollover             FOR APPLICANT INITIATED TRANSFERS, JACKSON OF NY(SM) WILL NOT TAKE ANY ACTION TO INITIATE THIS
__ Non-Direct Rollover         TRANSFER UNLESS WE ARE INSTRUCTED OTHERWISE.
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INITIAL PREMIUM                                                                 INCOME DATE
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Amount of premium with application: $__________________________                 PLEASE SPECIFY DATE (mm/dd/yyyy): _________________
                                                                                If an Income Date is not specified, the Company
  ___Check or ___Wire (Check one)                                               will default to the Latest Income Date as shown
                                                                                in the contract.
MAKE ALL CHECKS PAYABLE TO JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW
YORK(R)
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REPLACEMENT
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ARE YOU REPLACING AN EXISTING LIFE INSURANCE POLICY OR ANNUITY CONTRACT? (Check One)
     ___ NO
     ___ YES IF "YES", COMPLETE THE FOLLOWING REPLACED COMPANY INFORMATION.
     IF THE POLICY IS A  REPLACEMENT,  PLEASE  COMPLETE ALL  NECESSARY  FORMS AS REQUIRED BY NEW YORK REGULATION 60.
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Company Name                                            Contract No.                                    Anticipated Transfer Amount
                                                                                                        $
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Company Name                                            Contract No.                                    Anticipated Transfer Amount
                                                                                                        $
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                                                                                                                        Page 2 of 6
NVDA 210 04/09                                                                                                          NV4673 04/09

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OPTIONAL DEATH BENEFITS
                                ONCE SELECTED, OPTIONAL DEATH BENEFITS CANNOT BE CHANGED.
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If the Optional Death Benefit is not selected, your beneficiary(ies) will receive the standard death benefit. Please see the prospectus for details.
AN OPTIONAL DEATH BENEFIT MAY NOT BE SELECTED IN COMBINATION WITH LIFEGUARD FREEDOM DB (A GUARANTEED MINIMUM WITHDRAWAL BENEFIT.)

        ___  Highest Anniversary Value Death Benefit (Ages 0-79)

                                 ADDITIONAL CHARGES WILL APPLY. PLEASE SEE THE PROSPECTUS FOR DETAILS.
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OTHER OPTIONAL BENEFITS
                                ONCE SELECTED, OPTIONAL BENEFITS CANNOT BE CHANGED.
     AGE LIMITATIONS APPLY BASED ON THE AGE OF THE ANNUITANT(S), OWNER(S) COVERED LIVES.  PLEASE SEE THE PROSPECTUS FOR DETAILS
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  A. CONTRACT ENHANCEMENT OPTIONS (1)(Ages 0-87)                 GUARANTEED LIVING BENEFIT OPTIONS (CONTINUED)
     (MAY SELECT ONLY ONE)                                       Guaranteed Minimum Withdrawal Benefit (GMWB) Options (4)
      __ 2% of first-year premium (2)                                __ SAFEGUARD MAX(SM)(Ages 0-85)
      __ 3% of first-year premium (2)                                   (GMWB with 5-Year Step-Up)
      __ 4% of first-year premium (2)                                __ AUTOGUARD 5(SM)(Ages 0-80)
                                                                        (5% GMWB with Annual Step-Up)
B.   GUARANTEED LIVING BENEFIT OPTIONS                               __ AUTOGUARD 6(SM)(Ages 0-80)
     (MAY SELECT ONLY ONE GMIB OR GMWB)                                 (6% GMWB with Annual Step-Up)
                                                                     __ LIFEGUARD FREEDOM(SM)(Ages 45-80)
     Guaranteed Minimum Income Benefit (GMIB) Option (3)                (For Life GMWB with Bonus and Annual Step-Up)
      ___  FUTUREGUARD 6(SM)(Ages 0-75)                              __ LIFEGUARD FREEDOM DB(SM)(5)(Ages 45-75)
                                                                        (For Life GMWB with Bonus, Annual Step-Up and Death Benefit
                                                                     __ LIFEGUARD FREEDOM WITH JOINT OPTION(SM) (6)(7)(Ages 45-80)
                                                                        (Joint For Life GMWB with Bonus and Annual
                                                                        Step-Up)


                                ADDITIONAL CHARGES WILL APPLY. PLEASE SEE THE PROSPECTUS FOR DETAILS.

(1)  Please complete the Important Disclosure Regarding the Contract Enhancement.

(2)  Selection of the 2%, 3%, or 4% Contract Enhancement option will prohibit allocation or transfer of any premium to the 3, 5, or
     7-Year Fixed Account Options during the Recapture period of that selected option.

(3)  The GMIB may not be appropriate for Owners who will be subject to any minimum distribution requirements under an IRA or other qualified plan prior to the expiration of 10 contract years.  Please consult a tax advisor on this and other matters of selecting income options.

(4)  A GMWB may not be appropriate for the Owners who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity Contract.  These endorsements may also have limited usefulness in connection with tax-
     qualified contracts in relation to required minimum distributions imposed by the IRS.  Some withdrawals necessary to satisfy required minimum distributions may prematurely deteriorate the benefits provided by a GMWB.  When purchasing a tax-qualified contract, special consideration should be given to whether or not the purchase of GMWB is appropriate for the Owner's situation, including required minimum distributions.  Please consult a tax advisor on this and other matters of selecting income options.

(5)  May not be selected in combination with an Optional Death Benefit.

(6)  For Non-Qualified plans, spousal joint ownership required.  Please ensure the Joint Owner section on Page 1 (including the
     "Relationship to Owner" box) is properly completed.

(7)  For Qualified plans, 100% spousal primary beneficiary designation required.  Please ensure the Primary Beneficiary section on
     Page 2 (including the "Relationship to Owner" box) is properly completed.  Not available on Custodial Accounts.
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SYSTEMATIC INVESTMENT
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__ CHECK HERE FOR AUTOMATIC REBALANCING.  Only the              __ CHECK HERE FOR DCA (Dollar Cost Averaging)
Investment Division(s) selected in the Premium                  IF DCA IS SELECTED, YOU MUST ATTACHE THE SYSTEMATIC
Allocation Section and the 1-year Fixed Account (if             INVESTMENT FORM (NV2375).  MUST BE COMPLETED FOR "GOOD
selected) will participate in the program. The 3, 5 and         ORDER."
7 year Fixed Accounts are not available for Automatic
Rebalancing.                                                    __ CHECK HERE FOR DCA+ (Special Dollar Cost Averaging)
                                                                ($15,000 contract minimum)
Frequency: __Monthly __Quarterly __Semi-Annual __Annual         IF DCA+ IS SELECTED, YOU MUST ATTACHE THE SPECIAL DOLLAR COST
Start Date:______________________                               AVERAGING (DCA+) SUPPLEMENTAL APPLICATION (NV3647),  MUST
                                                                BE COMPLETED FOR "GOOD ORDER."
If no date is selected, the program will begin one month        DCA+ provides an automatic monthly transfer to the
/quarter/half year/year (depending on the frequency             selected Investment Division(s) so the entire amount
you selected) from the date Jackson of NY(SM) applies           invested in this program, plus earnings, will be transferred
the first premium payment.  If no frequency is selected,        by the end of the DCA+ term selected.  If selected, the
the frequency will be annual.  No transfers made on             total number of elections in the Premium Allocation section
days 29, 30, 31, unless set up on an annual frequency.          may not exceed 17.
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                                                                                                                         Page 3 of 6
NVDA 210 04/09                                                                                                          NV4673 04/09


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                                                     PLEASE SELECT FROM THE FOLLOWING INVESTMENT DIVISIONS AND FIXED ACCOUNT OPTIONS
PREMIUM ALLOCATION                                  TOTAL NUMBER OF ALLOCATIONS MAY NOT EXCEED 18 * TOTAL ALLOCATION MUST EQUAL 100%
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         INVESTMENT DIVISIONS                                   NUMBER   JNL/MELLON PORTFOLIOS (CONTINUED)
NUMBER   JNL(R)                                                 133 ___% Bond Index
301 ___% Institutional Alt 20                                   242 ___% Index 5
302 ___% Institutional Alt 35                                   243 ___% 10 x 10
303 ___% Institutional Alt 50                                   191 ___% Communications Sector
304 ___% Institutional Alt 65                                   185 ___% Consumer Brands Sector
         JNL/AIM                                                189 ___% Financial Sector
113 ___% International Growth                                   188 ___% Healthcare Sector
196 ___% Large Cap Growth                                       190 ___% Oil & Gas Sector
206 ___% Global Real Estate                                     187 ___% Technology Sector
195 ___% Small Cap Growth                                                JNL/OPPENHEIMER
         JNL/CAPITAL GUARDIAN                                   173 ___% Global Growth
150 ___% Global Balanced                                                 JNL/PAM
103 ___% Global Diversified Research                            272 ___% Asia ex-Japan
250 ___% International Small Cap                                273 ___% China-India
102 ___% U.S. Growth Equity                                              JNL/PIMCO
         JNL/CREDIT SUISSE                                      078 ___% Real Return
066 ___% Global Natural Resources                               127 ___% Total Return Bond
068 ___% Long/Short                                                      JNL/PPM AMERICA
         JNL/EAGLE                                              105 ___% Core Equity
115 ___% Core Equity                                            136 ___% High Yield Bond
116 ___% SmallCap Equity                                        293 ___% Mid Cap Value
         JNL/FRANKLIN TEMPLETON                                 294 ___% Small Cap Value
062 ___% Founding Strategy                                      106 ___% Value Equity
069 ___% Global Growth                                                   JNL/RED ROCKS
075 ___% Income                                                 300 ___% Listed Private Equity
064 ___% Mutual Shares                                                   JNL/SELECT PORTFOLIOS
208 ___% Small Cap Value                                        104 ___% Balanced
         JNL/GOLDMAN SACHS                                      107 ___% Money Market
110 ___% Core Plus Bond                                         179 ___% Value
059 ___% Emerging Markets Debt                                           JNL/T. ROWE PRICE
207 ___% Mid Cap Value                                          111 ___% Established Growth
076 ___% Short Duration Bond                                    112 ___% Mid-Cap Growth
         JNL/JPMORGAN                                           149 ___% Value
126 ___% International Value                                             JNL/S&P STRATEGIC
101 ___% MidCap Growth                                          292 ___% S&P 4
109 ___% U.S. Government & Quality Bond                         274 ___% Competitive Advantage
         JNL/LAZARD                                             278 ___% Dividend Income & Growth
077 ___% Emerging Markets                                       279 ___% Intrinsic Value
132 ___% Mid Cap Value                                          280 ___% Total Yield
         JNL/M&G                                                         JNL/S&P MANAGED
060 ___% Global Basics                                          227 ___% Conservative
061 ___% Global Leaders                                         226 ___% Moderate
         JNL/MELLON CAPITAL MANAGEMENT                          117 ___% Moderate Growth
224 ___% JNL 5                                                  118 ___% Growth
184 ___% 25                                                     119 ___% Aggressive Growth
186 ___% Select Small-Cap                                                JNL/S&P RETIREMENT
079 ___% JNL Optimized 5                                        097 ___% Retirement Income
225 ___% VIP                                                    098 ___% Retirement 2015
096 ___% Dow (SM) Dividend                                      099 ___% Retirement 2020
299 ___% European 30                                            100 ___% Retirement 2025
222 ___% Nasdaq(R) 25                                                    JNL/S&P DISCIPLINED
244 ___% NYSE(R) International 25                               070 ___% Moderate
298 ___% Pacific Rim 30                                         071 ___% Moderate Growth
074 ___% S&P 24                                                 072 ___% Growth
248 ___% S&P SMid 60                                                    FIXED ACCOUNT OPTIONS
223 ___% Value Line(R) 30                                       041 __% 1-year
123 ___% S&P 500(R) Index                                       043 __% 3-year
124 ___% S&P(R) 400 MidCap Index                                045 __% 5-year
128 ___% Small Cap Index                                        047 __% 7-year
129 ___% International Index

                            TO SELECT CAPITAL PROTECTION PROGRAM, PLEASE SEE NEXT PAGE.
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NVDA 210 04/09                                                                                                          NV4673 04/09

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CAPITAL PROTECTION PROGRAM
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__ Yes - PLEASE COMPLETE SUPPLEMENTAL APPLICATION NV4674.
__ No - PLEASE COMPLETE THE PREMIUM ALLOCATION SECTION ON PAGE 3.

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ELECTRONIC DELIVERY OF STATEMENTS/CORRESPONDENCE
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I (We) consent __ to electronic delivery of the following:

__ quarterly statements                         __ prospectuses and prospectus supplements
__ periodic and immediate confirmations         __ proxy and other voting materials, related correspondence
__ annual and semi-annual reports               __ other documents from Jackson National Life Insurance Company of
                                                   New York

This consent will continue unless and until revoked and will cover delivery to you in the form of a compact disc, by e-mail or by notice to you of a document's availability on a web-site.

I (We) do not consent __ to electronic delivery for any of the documents listed above.

The computer hardware and software requirements that are necessary to receive, process and retain electronic communications that are subject to this consent are as follows:

     To view and download material electronically, you must have a computer with Internet access, an active e-mail account, Adobe Acrobat Reader and/or a CD-ROM drive. If you don't already have Adobe Acrobat Reader, you can download it free from WWW.ADOBE.COM.

I (We) do __ do not __ have ready access to computer hardware and software that meet the above requirements. My e-mail address is:__________________________. I
(We) will notify the company of any new e-mail address.

There is no charge for electronic delivery, although you may incur the costs of Internet access and of such computer and related hardware and software as may be necessary for you to receive, process and retain electronic documents and communications from Jackson of NY. Please make certain you have given Jackson of NY a current e-mail address. Also let Jackson of NY know if that e-mail address changes. We may need to notify you of a document's availability through e-mail. You may request paper copies, whether or not you consent or revoke your consent for electronic delivery, at any time and for no charge. Please contact the appropriate Jackson of NY Service Center or go to www.jackson.com to update your e-mail address, revoke your consent to electronic delivery, or request paper copies. Even if you have given us consent, we are not required to make
electronic   delivery  and  we  have  the  right  to  deliver  any  document  or communication in paper form. This consent will need to be supplemented by specific electronic consent upon receipt of any of these means of electronic delivery or notice of availability.
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                                                                     Page 5 of 6
NVDA 210 04/09                                                      NV4673 04/09


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IMPORTANT - PLEASE READ CAREFULLY - SIGNATURE(S) REQUIRED BELOW.
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1.   I (We) hereby  represent to the best of my (our)  knowledge and belief that each of the statements and answers  contained above are true,  complete and correctly recorded.

2. I (We) certify that the Social Security or Taxpayer Identification number(s) shown above is (are) correct.

3.   I  (WE)  UNDERSTAND  THAT  ANNUITY  BENEFITS,   DEATH  BENEFIT  VALUES  AND
     WITHDRAWAL  VALUES,  IF ANY, WHEN BASED ON THE INVESTMENT  EXPERIENCE OF AN
     INVESTMENT  DIVISION IN THE SEPARATE  ACCOUNT OF JACKSON OF NY ARE VARIABLE
     AND  MAY BE  INCREASED  OR  DECREASED,  AND  THE  DOLLAR  AMOUNTS  ARE  NOT
     GUARANTEED.

4. I (We) have been given a current prospectus for this variable annuity for each available Investment Division.

5. The contract I (we) have applied for is suitable for my (our) insurance objective, financial situation and needs.

6.   I understand the restrictions imposed by 403(b)(11) of the Internal Revenue
     Code.  I  understand  the  investment   alternatives   available  under  my
     employer's 403(b) plan, to which I may elect to transfer my contract value.

7.   I (WE)  UNDERSTAND  THAT  ALLOCATIONS  TO THE FIXED  ACCOUNT  OPTION(S) ARE
     SUBJECT TO AN  ADJUSTMENT IF WITHDRAWN OR  TRANSFERRED  PRIOR TO THE END OF
     THE APPLICABLE PERIOD, WHICH MAY REDUCE AMOUNTS WITHDRAWN OR TRANSFERRED.

8.   If I (we) have  elected  the  Capital  Protection  Program,  I (we)  hereby
     acknowledge  receipt  of  the  "CAPITAL  PROTECTION  PROGRAM   SUPPLEMENTAL
     APPLICATION."

9.   I (WE)  CERTIFY  THAT THE AGE OF THE  OWNER AND ANY  JOINT  OWNER,  PRIMARY
     SPOUSAL BENEFICIARY, ANNUITANT OR JOINT ANNUITANT, IF APPLICABLE, STATED IN
     THIS  APPLICATION ARE TRUE AND CORRECTLY  RECORDED FOR PURPOSES OF ELECTING
     AN OPTIONAL DEATH BENEFIT OR OTHER OPTIONAL BENEFITS.
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Owner's Name (Please Print)             Owner's Title (if owned by an entity)

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Owner's Signature               DATE SIGNED (MM/DD/YYYY)     STATE WHERE SIGNED

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Joint Owner's Signature         Date Signed (mm/dd/yyyy)      State where signed

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Annuitant's Signature           Date Signed (mm/dd/yyyy)      State where signed
(if other than Owner)

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Joint Annuitant's Signature     Date Signed (mm/dd/yyyy)      State where signed
(if other than Joint Owner)

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PRODUCER/REPRESENTATIVE'S INFORMATION - Please print
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Producer/Representative's Full Name   (First)     (Middle)     (Last)          Phone No. (include area code)

---------------------------------------------------------------------------------------------------------------

Address (number and street)                     City,                   State,          ZIP (xxxxx-xxxx)

---------------------------------------------------------------------------------------------------------------
E-Mail Address                        Contact your home office for program information. (If none indicated, designated default will be used.)
                                      __ Option A     __ Option B    __ Option C    __ Option D
---------------------------------------------------------------------------------------------------------------
Broker/Dealer Name            Broker/Dealer Representative No.        Jackson of NY Producer/Representative No.

---------------------------------------------------------------------------------------------------------------

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PRODUCER/REPRESENTATIVE'S STATEMENT - SIGNATURE REQUIRED BELOW - THIS ENTIRE
SECTION MUST BE COMPLETED FOR "GOOD ORDER"
--------------------------------------------------------------------------------
I certify that: I am authorized and qualified to discuss the Contract herein applied for; I have fully explained the Contract to the client, including contract benefits, restrictions and charges; I believe this transaction is suitable given the client's financial situation and needs; I have complied with requirements for disclosures and/or replacements as necessary; and to the best of my knowledge and belief the applicant's statement as to whether or not an existing life insurance policy or annuity contract is being replaced is true and accurate. (If a replacement, please provide a replacement form or other special forms where required by state law.)
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Producer/Representative's Signature                     Date Signed (mm/dd/yyyy)

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        -----------------------------------------------------------------
         Not FDIC/NCUA insured * Not Bank/CU guaranteed * May lose value
               * Not a deposit * Not insured by any federal agency
        -----------------------------------------------------------------

                                                                     Page 6 of 6
NVDA 210 04/09                                                      NV4673 04/09